SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549
               __________________________________

                            FORM 8-K
               __________________________________


                         CURRENT REPORT

            Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934

                Date of Report:  April 28, 1998
  Date of Event (or earliest event) being reported: April 28, 1998

                    IPALCO ENTERPRISES, INC.
    (Exact name of registrant as specified in its charter)


               Indiana             1-8644         35-1575582
(State or other jurisdiction       (Commission    (IRS Employer
       of incorporation)           File Number)   Identification No.)


       One Monument Circle, Indianapolis, Indiana  46204
      (Address of principal executive offices)  (Zip Code)


Registrant's telephone number, including area code: (317) 261-8261


Item 5.  Other Event

     The Board of Directors of IPALCO Enterprises, Inc. (the "Company") approved the amendment and restatement of the Rights Agreement by and between the Company and First Chicago Trust Company of New York as Rights Agent. The amendments included (i) increasing the exercise price
(ii) extending the expiration date of the Rights and (iii) certain other changes. A copy of the Amendment and Restatement dated as of April 28, 1998 of the Rights Agreement dated as of June 28, 1990, between IPALCO Enterprises, Inc. and First Chicago Trust Company of New York, as Rights Agent, is attached hereto as Exhibit 4.1.

Item 7.  Financial Statements and Exhibits.

     (c)  Exhibits.

          4.1 Amendment and Restatement dated as of April 28, 1998 of the Rights Agreement dated as of June 28, 1990, between IPALCO Enterprises, Inc. and First Chicago Trust Company of New York, as Rights Agent.



                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: April 28, 1998

                                         IPALCO ENTERPRISES, INC.



                                         By /s/ Bryan G. Tabler
                                           Name:  Bryan G. Tabler
                                            Title: Vice President, Secretary
                                                   and General Counsel